UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
 Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 21, 2005


                    Conversion Services International, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                0-30420              20-1010495
----------------------------- -------------- ----------------------------------
(State or other jurisdiction    (Commission           (IRS Employer
      of incorporation)         File Number)       Identification No.)


  100 Eagle Rock Avenue, East Hanover,
               New Jersey                               07936
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (973) 560-9400

                                 Not Applicable
               ---------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On September 21, 2005, Conversion Services International, Inc., a Delaware corporation (the "Company"), announced that its common stock will begin trading on the American Stock Exchange LLC on September 21, 2005 under the symbol "CVN". In connection with the listing, the Company filed a Registration Statement on Form 8-A with the Securities and Exchange Commission on September 16, 2005. In addition, and in connection with the listing, the Company's Board of Directors approved a 1-for-15 reverse stock split of the Company's common stock, which was approved by the Company's stockholders on August 8, 2005. The reverse split became effective at 4:30 p.m. EST on September 20, 2005. As a result of the reverse split, the total number of common shares outstanding was reduced from 811,403,459 to approximately 54,093,745. In addition, the total number of authorized shares of common stock was reduced from 1 billion to 85 million.

Item 9.01.  Financial Statements and Exhibits.

99.1     Press Release of the Company, dated September 21, 2005.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company's plans, objectives, expectations and intentions and other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).

                                      * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 21, 2005           CONVERSION SERVICES INTERNATIONAL, INC.


                             By: /s/ Scott Newman
                                  ----------------------------------
                                  Name:  Scott Newman
                                  Title: President and Chief Executive Officer